QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2003

AVI BioPharma, Inc.
(Exact name of Registrant as specified in its charter)

Oregon	000-22613	93-0797222
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One SW Columbia, Suite 1105
Portland, Oregon 97258
(503) 227-0554
(Address, including zip code, and telephone number,
including area code, of principal executive offices)

Item 5. Other Events and Required FD Disclosure.

        On July 16, 2003, AVI BioPharma, Inc. ("AVI") issued a press release announcing that it had signed an Agreement and Plan of Merger (the "Merger Agreement") by and among AVI, Elk Acquisition, Inc. ("Elk Acquisition"), a wholly owned subsidiary of AVI, and eXegenics, Inc. ("eXegenics"), pursuant to which AVI agreed to acquire eXegenics in a stock-for-stock transaction. A copy of the press release and related Merger Agreement were filed as Exhibits 99.1 and 2.1, respectively, to AVI's current report on Form 8-K, filed on July 16, 2003.

        On September 2, 2003, AVI issued a press release announcing that it had provided eXegenics with a notice of termination of the Merger Agreement. A copy of the press release is filed as Exhibit 99.1 hereto.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits.

  99.1
  Press Release of AVI BioPharma, Inc., dated September 2, 2003 (incorporated herein by reference to AVI's Form 425 filed on September 2, 2003).

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVI BIOPHARMA, INC.
Date: September 2, 2003	By:	/s/ ALAN TIMMINS Alan Timmins President and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of AVI BioPharma, Inc., dated September 2, 2003 (incorporated herein by reference to AVI's Form 425 filed on September 2, 2003).

QuickLinks

  Item 5. Other Events and Required FD Disclosure.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX